                                                                    EXHIBIT 23.1

Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements File numbers 333-19905, 333-24863, 333-29617, 333-36738, 333-41397,
333-47594, 333-47645, 333-52856, 333-52886, 333-59702, 333-69478, 333-71879 and
333-71985 of our report dated October 18, 2002 relating to the consolidated financial statements of Alexion Pharmaceuticals, Inc., which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
October 24, 2002